UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2008

Date of reporting period:	October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORT TO SHAREHOLDERS

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2-3

Schedule of Investments	4-11

Statement of Assets and Liabilities	12

Statement of Operations	13

Statement of Changes in Net Assets	14

Statement of Cash Flows	15

Notes to Financial Statements	16-24

Financial Highlights	25

Report of Independent Registered Public Accounting Firm	26

Privacy Policy/Proxy Voting Policies & Procedures	27

Dividend Reinvestment Plan	28

Board of Trustees	29-30

Fund Officers	31

PIMCO Income Opportunity Fund Letter to Shareholders

December 15, 2008

Dear Shareholder:

We are pleased to provide you with the annual report for the PIMCO Income Opportunity Fund (the “Fund”) for the fiscal period November 30, 2007 (commencement of operations) through October 31, 2008

The U.S. bond market delivered flat returns during the period as economic growth moderated and investors backed away from investment and credit risk. In the rush to perceived safety, investors bid up the prices of U.S. Treasury securities, causing yields to fall. This added to the spreads in yields between Treasuries and other debt securities, pushing spreads to record-high levels for some bond classes. The Federal Reserve (the “Fed”) reduced the Federal Funds rate seven times during the period in response to economic slowing and a destabilizing lack of liquidity caused by a general de-leveraging of the financial system. The Fed moves lowered the key target rate on loans between member banks from 4.50% to 1.00%.

In the coming weeks and months, we would expect the de-leveraging of the private sector to meet its counterpart in the leveraging of the federal government as it seeks to inject more than a trillion dollars of liquidity into the nation’s financial system. This initiative holds potential to restore stability and some relative safety to debt securities outside of the shortest-term government issues.

For performance and specific information on the Fund, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

10.31.08 | PIMCO Income Opportunity Fund Annual Report 1

PIMCO Income Opportunity Fund Fund Insights/Performance & Statistics

October 31, 2008 (unaudited)

•	From the Fund’s commencement of operations on November 30, 2007 through October 31, 2008, the Fund had a net asset value (“NAV”) return of (18.88)% and a market price return of (21.55)%.

•

The JPMorgan EMBI Global Index and the Citi Mortgage Index returned (19.13)% and 4.52%, respectively during the same time period. The Barclays Capital Global Aggregate Credit and Global High Yield Indices returned (7.92)% and (24.29)%, respectively during the same period.

•	A focus on the short-end of the yield curve was positive for the Fund, as short dated Treasury yields decreased during the fiscal period.

•

An allocation to emerging market debt produced negative results. Exposure to Russia and Ukraine dollar-denominated debt detracted from performance on increased geopolitical tensions, higher risk aversion and concerns on the banking sector’s health. Additionally, exposure to Brazilian local interest rate duration was negative, as Brazilian local rates increased during the period.

•	The Fund’s emerging market (“EM”) currency exposure detracted from performance, as EM currencies weakened against the U.S. Dollar amid a period of global risk aversion and massive de-leveraging.

•	An allocation to the corporate sector was negative, as corporate spreads widened during the period.

•

The Fund’s exposure to bank loans was negative, as the bank loan market, as represented by the CS Leveraged Loan Index, experienced its worst year of performance on record, down 28%, including its worst monthly return in October, down 13%, rapidly outpacing the prior record that had been set the month before in September, down 4.93%.

•	Exposure to the mortgage sector was mixed:

•

Agency mortgage-backed securities (“MBS”), as represented by the Barclays Fixed-Rate MBS Index, underperformed like-duration Treasuries during the fiscal period but managed to return 4.57% during the same period. As de-leveraging pressures swept the financial system, a flight to quality and liquidity caused all spread sectors to underperform Treasuries. Despite widening spreads to Treasuries, Agency MBS continue to be a high quality and liquid source of spread and performance.

•

Exposure to commercial mortgage-backed securities (“CMBS”) detracted from performance as CMBS sold off across the capital structure and across qualities. The sell-off was driven by broad de-leveraging pressure in the market, with investors liquidating senior CMBS positions as they looked to reduce balance sheet positions and raise cash. CMBS were among the sectors hardest hit by this process.

•

Holdings of non-agency MBS detracted from performance as de-leveraging pressures in response to the financial crisis as well as deteriorating collateral performance spurred further forced selling of senior positions. As market participants continue to reduce the size of their balance sheets, senior non-agency MBS are among the sectors being actively liquidated to raise cash.

2 PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Fund Insights/Performance & Statistics

October 31, 2008 (unaudited) (continued)

Total Return(1):	Market Price	Net Asset Value (“NAV”)
Commencement of Operations (11/30/07) to 10/31/08	(21.55)%	(18.88)%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (11/30/07) to 10/31/08	Market Price	$18.10
NAV	NAV	$17.90
Market Price	Premium to NAV	1.12%
	Market Price Yield(2)	11.73%

(1) Past performance is not a guarantee of future results. Returns are calculated by determining the percentage change in net asset value or market share price (as applicable) in the period covered. The calculation assumes that all of the Fund’s income dividends have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized.

The Fund’s performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is typically a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised from net investment income and gains from the sale of portfolio securities and other sources, if any) payable to shareholders by the market price per share at October 31, 2008.

10.31.08 | PIMCO Income Opportunity Fund Annual Report 3

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2008

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value
U.S. GOVERNMENT AGENCY SECURITIES – 83.5%

Fannie Mae – 44.9%
$403	4.371%, 12/1/33, FRN, MBS	Aaa/AAA	$400,173
25	5.50%, 2/1/33, MBS	Aaa/AAA	24,331
1,017	5.50%, 8/1/37, MBS (e)	Aaa/AAA	1,015,139
3,840	5.50%, 6/1/38, MBS (e)	Aaa/AAA	3,853,683
38,685	5.50%, 6/1/38, MBS (h)	Aaa/AAA	37,818,873
98	5.50%, 7/1/38, MBS	Aaa/AAA	96,291
192	5.50%, 8/1/38, MBS	Aaa/AAA	188,013
5,291	5.50%, 9/1/38, MBS	Aaa/AAA	5,173,217
2,659	5.50%, 5/1/48, MBS	Aaa/AAA	2,539,563
2,664	5.50%, 6/1/48, MBS	Aaa/AAA	2,544,701
708	5.998%, 7/1/26, FRN, MBS	Aaa/AAA	712,296
5,870	6.00%, 11/1/37, MBS (h)	Aaa/AAA	5,871,101
199	7.00%, 9/25/23, CMO	Aaa/AAA	203,573
4,958	7.00%, 3/1/32, MBS (h)	Aaa/AAA	5,168,091
9,669	7.00%, 1/1/35, MBS (h)	Aaa/AAA	10,018,285
6,208	7.00%, 8/1/36, MBS	Aaa/AAA	6,372,808
10,210	7.50%, 10/1/28, MBS (h)	Aaa/AAA	10,777,400
2,685	7.50%, 5/1/29, MBS	Aaa/AAA	2,832,578
7,946	7.50%, 7/1/29, MBS (h)	Aaa/AAA	8,376,360
1,544	7.50%, 8/1/29, MBS	Aaa/AAA	1,628,023
5,087	7.50%, 6/1/31, MBS (h)	Aaa/AAA	5,357,797
1,056	7.50%, 9/1/36, MBS	Aaa/AAA	1,082,246
118	8.00%, 7/25/22, CMO	Aaa/AAA	126,637
902	8.50%, 6/25/30, CMO	Aaa/AAA	972,725
619	8.50%, 8/1/37, MBS	Aaa/AAA	640,787
			113,794,691
Freddie Mac – 38.6%
200	4.00%, 4/15/19, CMO	Aaa/AAA	175,940
89	5.00%, 2/15/24, CMO	Aaa/AAA	89,721
431	5.34%, 6/1/36, FRN, MBS	Aaa/AAA	432,017
66	6.00%, 5/1/35, MBS	Aaa/AAA	65,625
1,638	6.00%, 1/1/37, MBS	Aaa/AAA	1,636,489
543	6.00%, 3/1/38, MBS	Aaa/AAA	542,149
77,773	6.00%, 7/1/38, MBS (h)	Aaa/AAA	77,692,765
7,447	6.00%, 9/1/38, MBS (h)	Aaa/AAA	7,439,740
601	6.085%, 1/1/37, FRN, MBS	Aaa/AAA	611,907
176	6.474%, 1/1/37, FRN, MBS	Aaa/AAA	179,692
44	6.50%, 6/15/32, CMO	Aaa/AAA	44,594
500	7.00%, 3/15/24, CMO	Aaa/AAA	526,422
500	7.00%, 6/15/29, CMO	Aaa/AAA	515,515
154	7.00%, 3/15/31, CMO	Aaa/AAA	160,224
6,823	7.00%, 10/1/31, MBS (h)	Aaa/AAA	7,041,929
396	7.00%, 3/15/32, CMO	Aaa/AAA	411,208
135	7.25%, 9/15/30, CMO	Aaa/AAA	139,412
			97,705,349
Total U.S. Government Agency Securities (cost-$213,572,349)			211,500,040

4  PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MORTGAGE-BACKED SECURITIES – 23.9%

$868	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	Aa1/NR	$417,434
910	Banc of America Commercial Mortgage, Inc., 5.918%, 4/11/36, CMO (a)(d)	NR/AA-	709,572
2,958	Banc of America Funding Corp., 5.986%, 10/20/46, CMO, FRN	NR/BB	1,814,075
979	Bear Stearns Adjustable Rate Mortgage Trust, 5.343%, 3/25/35, CMO, VRN	Aaa/AAA	753,104
	Bear Stearns Alt-A Trust, CMO,
5,737	3.419%, 6/25/46, FRN	Baa3/BBB	3,191,539
1,860	3.559%, 6/25/34, FRN	Aaa/AAA	1,287,280
829	5.452%, 7/25/35, FRN	Aaa/AAA	584,622
904	6.063%, 5/25/36, VRN	A2/AAA	710,263
1,531	6.25%, 8/25/36, VRN	Aa1/BB	893,104
14	Bear Stearns Asset Backed Securities Trust, 5.50%, 12/25/35, CMO	Aa1/AAA	10,508
	Bear Stearns Commercial Mortgage Securities, CMO,
5,000	4.98%, 2/11/41	Aaa/NR	4,332,793
1,527	7.00%, 5/20/30, VRN	Aaa/AAA	1,377,287
	Countrywide Alternative Loan Trust, CMO,
894	6.00%, 11/25/35	Aaa/AAA	492,825
2,899	6.00%, 4/25/37	NR/B	1,825,191
1,039	6.25%, 8/25/37	Aaa/B	592,554
1,580	6.50%, 6/25/36	A1/NR	781,341
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
1,352	3.909%, 3/25/34, FRN	Aa2/AA+	1,197,128
3,938	7.50%, 5/25/32	Aaa/AAA	3,527,183
	Credit Suisse Mortgage Capital Certificates, CMO,
1,000	5.896%, 4/25/36	Aaa/AAA	727,479
884	6.50%, 5/25/36	A1/AAA	544,127
1,003	6.50%, 7/26/36	NR/AAA	788,636
1,675	Deutsche ALT-A Securities, Inc., 3.409%, 2/25/47, CMO, FRN	Aaa/AAA	838,028
2,307	Downey Savings & Loan Assoc. Mortgage Loan Trust, 4.458%, 4/19/48, CMO, FRN	Aaa/AAA	811,007
855	First Horizon Alternative Mortgage Securities, 5.386%, 8/25/35, CMO, FRN	Aaa/AAA	504,522
2,500	GE Capital Commercial Mortgage Corp., 5.512%, 11/10/45, CMO, VRN	Aaa/AAA	2,036,158
3,078	Greenpoint Mortgage Funding Trust, 3.439%, 1/25/37, CMO, FRN	Aaa/AAA	1,699,334
3,000	Greenwich Capital Commercial Funding Corp., 5.224%, 4/10/37, CMO, VRN	Aaa/AAA	2,424,922
740	GS Mortgage Securities Corp. II, 6.044%, 8/15/18, CMO (a)(d)	Aaa/AAA	723,848
967	Harborview Mortgage Loan Trust, 5.75%, 8/19/36, CMO, VRN	NR/AA	671,189
3,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/49, CMO	Aaa/NR	2,218,839
2,000	LB-UBS Commercial Mortgage Trust, 5.43%, 2/15/40, CMO	NR/AAA	1,483,625
	MASTR Adjustable Rate Mortgage Trust, CMO, FRN,
213	5.875%, 1/25/34	Aaa/AAA	196,279
151	6.337%, 12/25/33	Aaa/AAA	126,722
439	MLCC Mortgage Investors, Inc., 5.789%, 5/25/36, CMO, FRN	Aaa/AAA	353,827

10.31.08 | PIMCO Income Opportunity Fund Annual Report  5

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

$3,000	Morgan Stanley Capital I, 5.387%, 3/12/44, CMO, VRN	Aaa/AAA	$2,370,345
801	Morgan Stanley Mortgage Loan Trust, 5.601%, 1/25/35, CMO, VRN	NR/AA	214,685
2,000	Prudential Securities Secured Financing Corp., 6.755%, 6/16/31, CMO, VRN (a)(d)	NR/NR	1,737,980
	Residential Accredit Loans, Inc., CMO,
1,852	3.589%, 4/25/37, FRN	Ba1/B	794,981
1,872	6.00%, 8/25/35	NR/AAA	1,537,213
1,817	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	NR/B	1,309,029
1,437	Residential Funding Mortgage Sec I, 5.770%, 7/27/37, CMO, VRN	NR/AAA	948,765
2,615	Salomon Brothers Mortgage Securities VII, Inc.,
	6.50%, 2/25/29, CMO	NR/AAA	2,494,609
83	Structured Adjustable Rate Mortgage Loan Trust, 4.959%, 8/25/34, CMO, VRN	Aaa/AAA	59,156
1,275	Structured Asset Mortgage Investments, Inc., 4.608%, 10/19/34, CMO, FRN	Aaa/AAA	851,454
4,490	Structured Asset Securities Corp., 3.759%, 5/25/33, CMO, FRN	NR/AAA	3,489,397
900	TBW Mortgage, 6.00%, 7/25/36, CMO	NR/AAA	567,833
	Wachovia Bank Commercial Mortgage Trust, CMO,
686	4.65%, 9/15/21, FRN (a)(d)	Aaa/AAA	576,064
3,490	5.740%, 5/15/43, VRN	Aaa/NR	2,744,546
	Washington Mutual, Inc., CMO, FRN,
103	3.549%, 10/25/45	Aaa/AAA	58,693
144	6.283%, 6/25/33	Aaa/AAA	133,649
Total Mortgage-Backed Securities (cost-$70,513,206)			60,534,744

SOVEREIGN DEBT OBLIGATIONS – 21.1%

Brazil – 8.3%
BRL53,259	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/12	NR/NR	21,074,709
Colombia – 3.0%
COP 24,000,000	Republic of Colombia, 9.85%, 6/28/27	Ba1/BB+	7,464,211
Mexico – 4.6%
MXN 160,000	Mexican Bonos, 7.25%, 12/15/16	Baa1/A+	11,572,561
Poland – 2.0%
PLN 15,000	Poland Government Bond, 5.75%, 9/23/22	A2/A	5,067,842
South Africa – 3.2%
ZAR 76,000	Republic of South Africa, 13.00%, 8/31/10	A2/A+	8,130,843
Total Sovereign Debt Obligations (cost-$72,167,729)			53,310,166

CORPORATE BONDS & NOTES – 19.6%

Airlines – 0.3%
$ 756	United Air Lines, Inc., 7.73%, 1/1/12	Ba3/BB	722,114
Banking – 3.1%
3,000	Bank of America Corp., 8.00%, 1/30/18 (f)	A1/A	2,251,689
3,000	Barclays Bank PLC, 6.05%, 12/4/17 (a)(d)	Aa2/AA-	2,267,892
2,000	Credit Suisse First Boston, 5.00%, 5/15/13	Aa1/AA-	1,806,186
2,500	Rabobank Capital Funding Trust, 5.254%, 10/21/16 (a)(d)(f)	Aa2/AA	1,626,000
			7,951,767

6  PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

Commercial Services – 0.4%
$1,000	President & Fellows of Harvard College, 5.625%, 10/1/38	Aaa/AAA	$922,763
Energy – 1.5%
2,000	Kinder Morgan Finance Co., 5.70%, 1/5/16	Ba1/BB	1,560,000
3,000	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)	Baa3/BBB-	2,268,153
			3,828,153
Financial Services – 4.8%
2,000	Citigroup, Inc., 8.40%, 4/30/18 (f)	A2/A	1,392,700
2,000	General Motors Acceptance Corp. LLC, 7.25%, 3/2/11	Caa1/B-	1,231,706
RUB 165,000	GPB Eurobond Finance PLC, 7.25%, 2/22/10	A3/BBB-	4,683,157
€ 2,000	Green Valley Ltd., 8.993%, 1/10/11, FRN (a)(b)(d)	NR/BB+	2,446,070
$2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (f)	A1/A	1,500,325
1,000	Wells Fargo Capital XIII, 7.70%, 3/26/13 (f)	Aa2/AA-	818,541
			12,072,499
Food & Beverage – 1.6%
3,000	Archer-Daniels-Midland Co., 6.45%, 1/15/38	A2/A	2,399,925
2,000	Kraft Foods, Inc., 6.875%, 2/1/38	Baa2/BBB+	1,587,926
			3,987,851
Healthcare & Hospitals – 2.7%
2,000	Biomet, Inc., 10.00%, 10/15/17	B3/B-	1,850,000
4,000	HCA, Inc., 9.25%, 11/15/16	B2/BB-	3,410,000
2,000	UnitedHealth Group, Inc., 6.00%, 2/15/18	Baa1/A-	1,503,806
			6,763,806
Hotels/Gaming – 2.5%
6,373	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(b)(d)	Baa3/BBB-	6,436,290
Insurance – 0.0%
1,000	American International Group, Inc., 8.175%, 5/15/58 (converts to FRN on 5/15/38) (a)(d)	Baa1/BBB	159,773
Printing/Publishing – 0.2%
2,000	RH Donnelley Corp., 8.875%, 1/15/16	B3/B-	430,000
Software – 0.5%
2,000	First Data Corp., 9.875%, 9/24/15	B3/B	1,290,000
Telecommunications – 1.4%
2,000	Citizens Communications Co., 9.00%, 8/15/31	Ba2/BB	1,090,000
2,000	Nortel Networks Ltd., 10.125%, 7/15/13	B3/B-	1,080,000
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14	Ba3/B+	1,370,000
			3,540,000
Utilities – 0.6%
2,000	AES Corp., 8.00%, 10/15/17	B1/BB-	1,550,000
Total Corporate Bonds & Notes (cost-$66,110,912)			49,655,016

SENIOR LOANS (a)(c) – 9.2%

Energy – 0.6%
	NRG Energy Holding,
588	3.762%, 11/4/12		511,862
1,196	5.262%, 11/4/12, Term B		1,041,818
			1,553,680

10.31.08 | PIMCO Income Opportunity Fund Annual Report  7

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2008 (continued)

Principal
Amount
(000)		Value

Financial Services – 1.5%
$1,981	First Data Corp., 5.948%, 9/24/14, Term B	$1,462,478
1,980	Nielson Finance, 4.802%, 8/8/13, Term B	1,443,281
	Universal City,
196	6.00%, 6/9/11 (b)	168,959
411	6.00%, 6/9/11	353,124
147	7.59%, 6/9/11, Term B (b)	126,719
246	7.82%, 6/9/11, Term B	211,198
		3,765,759
Healthcare & Hospitals – 2.2%
1,980	Biomet, Inc., 6.762%, 3/25/15, Term B	1,728,045
	Community Health Systems, Inc.,
314	5.954%, 7/25/14 (b)	252,631
1,377	5.954%, 7/25/14, Term B	1,106,649
124	5.954%, 7/25/14, Term B (b)	99,474
2,970	HCA, Inc., 6.012%, 11/18/13, Term B	2,458,230
		5,645,029
Multi-Media – 0.7%
5	Cablevision Systems Corp., 4.569%, 3/30/13, TERM B	4,412
1,975	CSC Holdings, Inc., 4.569%, 2/24/13, Term B	1,716,509
		1,720,921
Paper/Paper Products – 0.9%
	Georgia-Pacific Corp.,
2,472	4.567%, 12/12/12, Term B	2,059,171
177	5.454%, 12/12/12, Term B	147,229
207	5.512%, 12/12/12, Term B	172,304
		2,378,704
Printing/Publishing – 0.2%
85	Idearc, Inc., 5.12%, 11/17/14	36,626
515	Tribune Co., 7.084%, 6/4/09, Term X	405,134
		441,760
Telecommunications – 0.9%
	Telesat Canada, Inc.,
264	5.81%, 10/22/14 (b)	201,810
101	6.28%, 10/22/14, Term B	76,979
1,098	6.42%, 10/22/14, Term B	841,086
366	6.52%, 10/22/14, Term B	280,604
19	6.77%,10/22/14, TERM DD	18,898
31	6.77%, 10/31/14 (b)	24,121
97	6.77%, 10/31/14, Term DD	73,970
1,895	Verizon IDEARC, Inc., 5.77%, 11/17/14, Term B	818,010
		2,335,478
Utilities – 0.9%
	Texas Competitive Electric Holdings Co. LLC,
2,173	6.302%, 10/10/14	1,704,484
775	7.64%, 10/10/14	607,664
22	TXU Tech, 7.262%, 10/10/14	17,650
		2,329,798

8  PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

Waste Disposal – 0.7%
	Allied Waste North America, Inc.,
$743	2.363%, 3/28/14		$711,014
49	4.06%, 3/28/14, Term B		46,923
341	5.43%, 3/28/14, Term B		325,881
650	5.55%, 3/28/14, Term B		622,137
			1,705,955
Wholesale – 0.6%
	Roundy’s, Inc.,
883	6.25%, 11/3/11, Term B		717,463
883	6.47%, 11/3/11, Term B (b)		717,463
25	7.91%, 11/3/11, Term B (b)		20,466
			1,455,392
Total Senior Loans (cost-$28,467,428)			23,332,476

ASSET-BACKED SECURITIES – 8.5%

1,250	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	B2/NR	1,132,113
870	American Express Credit Account Master Trust, 4.84%, 3/17/14, FRN (a)(b)(d)	Baa1/NR	672,195
2,123	Bear Stearns Second Lien Trust, 3.479%, 12/25/36, FRN (a)(d)	Baa1/BB	1,326,902
	Conseco Finance Securitizations Corp.,
854	7.96%, 2/1/32	Caa1/CCC-	663,073
385	7.97%, 5/1/32	Caa1/CCC-	285,019
	Countrywide Asset-Backed Certificates,
1,744	3.599%, 12/25/36, FRN (a)(d)	NR/A	1,214,457
295	4.693%, 10/25/35, VRN	Aaa/AAA	248,915
	Ford Credit Auto Owner Trust,
695	4.36%, 6/15/10	Aaa/AAA	686,790
418	4.38%, 1/15/10	Aaa/AAA	416,737
	Green Tree Financial Corp.,
308	6.11%, 9/1/23	NR/B-	307,304
456	6.22%, 3/1/30	NR/BBB	403,422
592	6.33%, 11/1/29, VRN	Baa2/NR	590,002
105	6.48%, 12/1/30	NR/B-	104,881
338	6.53%, 2/1/31, VRN	NR/B-	264,606
461	7.05%, 1/15/27	B3/B	377,363
653	7.14%, 3/15/28	Baa1/NR	627,700
1,913	7.40%, 6/15/27	A2/AA	2,018,088
332	7.65%, 10/15/27, VRN	Aa1/AAA	329,224
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	861,863
717	GSAA Trust, 3.529%, 6/25/35, FRN	Aaa/AAA	429,661
858	Morgan Stanley ABS Capital I, 3.439%, 1/25/36, FRN	Aaa/AAA	780,090
	Oakwood Mortgage Investors, Inc.,
54	4.79%, 5/15/13, FRN	Ba2/BB-	41,335
3,231	8.00%, 10/15/26	NR/AAA	3,303,129
2,023	Popular ABS Mortgage Pass-Through Trust, 3.539%, 7/25/35, FRN	Aaa/AAA	1,594,200
2,155	Quest Trust, 4.159%, 6/25/34, FRN (a)(d)	Aa2/AA	2,021,483
945	Specialty Underwriting & Residential Finance, 3.509%, 9/25/36, FRN	Aaa/AAA	829,855
Total Asset-Backed Securities (cost-$22,128,825)			21,530,407

10.31.08 | PIMCO Income Opportunity Fund Annual Report 9

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2008 (continued)

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

MUNICIPAL BONDS – 0.8%

West Virginia – 0.8%
$3,155	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$3,023,598)	Baa3/BBB	$2,053,937

SHORT-TERM INVESTMENTS – 11.7%

U.S. Treasury Bills (g) – 6.7%
16,860	0.23%-1.71%,11/28/08-12/26/08 (cost-$16,838,306)		16,838,306
Corporate Notes – 1.1%
Banking – 1.1%
RUB80,000	Dali Capital S.A., 7.00%, 4/13/09 (cost-$3,271,984)	A1/BBB+	2,730,766
Sovereign Debt Obligations – 0.9%
Ukraine – 0.9%
$3,000	Republic of Ukraine, 6.45%, 8/5/09, FRN (cost-$3,031,058)	B1/B	2,250,000
Commercial Paper – 0.5%
Financial Services – 0.5%
1,200	Citigroup Funding, Inc., 3.60%, 1/22/09 (cost-$1,190,160)	P-1/A-1+	1,190,616

Repurchase Agreements – 2.5%
6,400	Deutsche Bank, dated 10/31/08, 0.15% due 11/3/08, proceeds $6,400,080; collateralized by Fannie Mae, 4.75%, due 3/12/10, valued at $6,546,942 including accrued interest (cost-$6,400,000)		6,400,000
Total Short-Term Investments (cost-$30,731,508)			29,409,688

Total Investments (cost-$506,715,555) – 178.3%			451,326,474
Liabilities in excess of other assets – (78.3%)			(198,152,235)
Net Assets—100.0%			$253,174,239

10 PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Schedule of Investments

October 31, 2008 (continued)

Notes to Schedule of Investments:
* Unaudited
(a) Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $47,519,155, representing 18.77% of net assets.
(b) Illiquid security.

(c)   These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on October 31, 2008.

(d)   144A Security–Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e) Fair valued–Securities with an aggregate value of $4,868,822, representing 1.92% of net assets.
(f) Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable therafter.
(g) All or partial amount segregated as collateral for swaps.
(h) All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:
ABS	-	Asset-Backed Securities
BRL	-	Brazilian Real
CMO	-	Collateralized Mortgage Obligation
COP	-	Colombian Peso
	€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on October 31, 2008.
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Securities
MXN	-	Mexican Peso
NR	-	Not Rated
PLN	-	Polish Zloty
RUB	-	Russian Ruble
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on October 31, 2008.

ZAR	-	South African Rand

See accompanying Notes to Financial Statements. 10.31.08 | PIMCO Income Opportunity Fund Annual Report 11

PIMCO Income Opportunity Fund Statement of Assets and Liabilities

October 31, 2008

Assets:
Investments, at value (cost-$506,715,555)	$451,326,474
Foreign currency (cost-$647,211)	549,874
Interest receivable	4,685,155
Unrealized appreciation of forward foreign currency contracts	3,182,667
Premium for swaps purchased	450,048
Receivable for investments sold	357,735
Unrealized appreciation of swaps	88,393
Receivable for terminated swaps	29
Prepaid expenses	37,009
Total Assets	460,677,384

Liabilities:
Payable for reverse repurchase agreements	156,000,000
Premium for swaps sold	24,050,738
Unrealized depreciation of swaps	21,820,889
Dividends payable to shareholders	2,502,934
Payable to broker for forward foreign currency contracts collateral	1,000,000
Payable to custodian for cash overdraft	626,066
Investment management fees payable	360,578
Unrealized depreciation of forward foreign currency contracts	354,912
Payable to broker	341,988
Interest payable for reverse repurchase agreements	288,366
Unrealized depreciation of unfunded loan commitments	14,722
Accrued expenses	141,952
Total Liabilities	207,503,145
Net Assets	$253,174,239

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 14,140,870 shares issued and outstanding)	$141
Paid-in-capital in excess of par	336,789,215
Dividends in excess of net investment income	(3,484,493)
Accumulated net realized loss	(5,394,486)
Net unrealized depreciation of investments, swaps, unfunded loan commitments and foreign currency transactions	(74,736,138)
Net Assets	$253,174,239
Net Asset Value Per Share	$17.90

12 PIMCO Income Opportunity Fund Annual Report | 10.31.08 See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund Statement of Operations

Period November 30, 2007* through October 31, 2008

Investment Income:
Interest (net of foreign witholding taxes of $97,861)	$27,178,502
Facility and other fee income	23,007
Total Investment Income	27,201,509

Expenses:
Investment management fees	3,720,283
Interest expense	2,436,638
Custodian and accounting agent fees	194,977
Excise tax	74,811
Audit and tax services	69,175
Shareholder communications	63,800
Trustees’ fees and expenses	33,000
Transfer agent fees	23,360
New York Stock Exchange listing fees	17,537
Legal fees	11,520
Miscellaneous	7,203
Total expenses	6,652,304
Less: custody credits earned on cash balances	(5,997)
Net expenses	6,646,307

Net Investment Income	20,555,202

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,524,015)
Futures contracts	57,895
Options written	138,791
Swaps	(1,998,788)
Foreign currency transactions	(202,763)
Net unrealized appreciation (depreciation) of: Investments	(55,389,081)
Swaps	(21,732,496)
Unfunded loan commitments	(14,722)
Foreign currency transactions	2,400,161
Net realized and unrealized loss on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(79,265,018)
Net Decrease in Net Assets Resulting from Investment Operations	$(58,709,816)

* Commencement of operations.

See accompanying Notes to Financial Statements. 10.31.08 | PIMCO Income Opportunity Fund Annual Report 13

PIMCO Income Opportunity Fund Statement of Changes in Net Assets

Period November 30, 2007* through October 31, 2008

Investment Operations:
Net investment income	$20,555,202
Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(4,528,880)
Net unrealized depreciation of investments, swaps, unfunded loan commitments and foreign currency transactions	(74,736,138)
Net decrease in net assets resulting from investment operations	(58,709,816)

Dividends to Shareholders from Net Investment Income	(24,978,010)

Capital Share Transactions:
Net proceeds from the sale of common stock	335,126,213
Offering costs charged to paid-in capital in excess of par	(701,835)
Reinvestment of dividends	2,337,675
Net increase from capital transactions	336,762,053
Total increase in net assets	253,074,227

Net Assets:
Beginning of period	100,012
End of period (including dividends in excess of net investment income of $(3,484,493))	$253,174,239

Shares Issued and Reinvested:
Issued	14,036,700
Issued in reinvestment of dividends	99,981
Net increase	14,136,681

* Commencement of operations.

14 PIMCO Income Opportunity Fund Annual Report | 10.31.08 See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund Statement of Cash Flows

Period November 30, 2007* through October 31, 2008

Cash Flows used for Operating Activities:
Purchases of long-term investments	$(1,403,425,363)
Proceeds from sales of long-term investments	918,975,041
Increase in payable to broker for forward foreign currency contracts collateral	1,000,000
Interest and facility and other fee income received	21,142,309
Net cash provided by swap transactions	21,943,861
Operating expenses paid	(5,892,420)
Net cash provided by futures transactions	57,895
Net cash provided by written options	138,791
Net realized loss on foreign currency transactions	(300,100)
Net sales, purchases and maturities of short-term investments	(24,103,195)
Net cash used for operating activities**	(470,463,181)

Cash Flows provided by Financing Activities:
Increase in reverse repurchase agreements	156,000,000
Cash dividends paid (excluding reinvestment of dividends of $2,337,675)	(20,137,401)
Net proceeds from capital shares sold	335,126,213
Offering cost charged to paid-in-capital in excess of par	(701,835)
Cash overdraft at custodian	626,066
Net cash provided by financing activities	470,913,043
Net increase in cash	449,862
Cash and foreign currency at beginning of period	100,012
Cash and foreign currency at end of period	549,874

Reconciliation of Net Decrease in Net Assets Resulting from Investment Operations to Net Cash used for Operating Activities:
Net decrease in net assets resulting from investment operations	(58,709,816)
Increase in payable to broker for forward foreign currency contracts collateral	1,000,000
Increase in receivable for investments sold	(357,735)
Increase in interest receivable	(4,685,155)
Increase in premium for swaps purchased	(450,048)
Increase in receivable for terminated swaps	(29)
Increase in payabe to broker	341,988
Increase in premium for swaps sold	24,050,738
Increase in accrued expenses	141,952
Increase in investment management fees payable	360,578
Increase in net unrealized depreciation of swaps	21,732,496
Increase in net unrealized appreciation of forward foreign currency contracts	(2,827,755)
Increase in net unrealized depreciation of unfunded loan commitments	14,722
Increase in prepaid expenses	(37,009)
Increase in interest payable for reverse repurchase agreements	288,366
Net increase in investments	(451,326,474)
Net cash used for by operating activities	$(470,463,181)

*	Commencement of operations.
**	Included in operating expenses is cash paid for interest on reverse repurchase agreements of $2,148,272.

See accompanying Notes to Financial Statements. | 10.31.08 | PIMCO Income Opportunity Fund Annual Report 15

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2008

1. Organization and Significant Accounting Policies

PIMCO Income Opportunity Fund (the “Fund”), was organized as a Massachusetts business trust on September 12, 2007. Prior to commencing operations on November 30, 2007, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate price of $100,012 to Allianz Global Investors of America, L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund issued 13,000,000 shares of common stock in its initial public offering. An additional 1,036,700 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $701,835 (representing $0.05 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par. The Investment Manager has paid all offering costs (other than the sales load) exceeding $0.05 per share and organizational costs of approximately $25,000.

The Fund’s primary investment objective is to seek current income as a primary focus and also capital appreciation. Under normal market conditions, the Fund will seek to achieve its objective and produce total return for shareholders by investing in a global portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, bank loans and related instruments, convertible securities and income-producing securities of U.S. and foreign issuers, including emerging market issuers.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at October 31, 2008.

In September 2006, FASB issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, Fund management is in the process of reviewing SFAS 157 against its current valuation policies to determine the effect the adoption of this standard will have on the Fund.

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Fund management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

In September 2008, FASB issued a FASB Staff Position No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”). FSP requires enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for fiscal years ending after November 15, 2008. This FSP applies to certain credit derivatives, hybrid instruments that

16 PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2008

1. Organization and Significant Accounting Policies (continued)

have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management is currently evaluating the impact of this new requirement.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements of the Fund. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are recorded as other fee income upon receipt.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions

The Fund declares dividends and distributions from net investment income and gains from the sale of portfolio securities and other sources monthly. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences

10.31.08 | PIMCO Income Opportunity Fund Annual Report 17

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2008

1. Organization and Significant Accounting Policies (continued)

are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(e) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain or loss is included in net realized and unrealized gain or loss on investments.

However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(f) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(g) Futures Contracts

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

(h) Option Transactions

The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount

18 PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2008

1. Organization and Significant Accounting Policies (continued)

paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written by the Fund is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value.

(i) Interest Rate/Credit Default Swaps

The Fund enters into interest rate and credit default swap contracts (“swaps”) for investment purposes, to manage its interest rate and credit risk or to add leverage. As a seller in the credit default swap contract, the Fund would be required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. Such periodic payments are accrued daily and recorded as realized gain or loss.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund would function as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by a third party, such as a U.S. or foreign corporate issuer on the referenced debt obligation. In return, the Fund would make periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and recorded as realized gain or loss.

Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Net periodic payments received (paid) by the Fund are included as part of realized gain or loss and net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statement of Operations.

Swaps are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased or received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in net interest rates.

(j) Senior Loans

The Fund purchases assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(k) Repurchase Agreements

The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which

10.31.08 | PIMCO Income Opportunity Fund Annual Report 19

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2008

1. Organization and Significant Accounting Policies (continued)

consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(l) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(m) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreements”) with the Investment Manager. Subject to the supervision by each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the “Sub-Adviser”), to manage each Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities

For the year ended October 31, 2008, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $360,803,886 and $37,456,601, respectively. Purchases and sales in U.S. Government obligations were $1,042,716,012 and $882,529,534, respectively.

(a) Transactions in options written for the period November 30, 2007 (commencement of operations) through October 31, 2008:

	Contracts	Premiums
Options outstanding, November 30, 2007	—	$—
Options written	146	138,791
Options expired	(146)	(138,791)
Options outstanding, October 31, 2008	—	$—

20 PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2008

3. Investments in Securities (continued)

(b) Credit default swaps contracts outstanding at October 31, 2008:

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)	Termination Date	Payments Received (Paid) By Fund	Unrealized Appreciation (Depreciation)
ABN AMRO Bank N. V.:
Petroleos de Venezuela	$1,500	12/20/17	6.40%	$(529,173)
Barclays Bank:
Dell	2,000	6/20/13	(0.80)%	54,335
Gazprom	1,250	12/20/17	1.90%	(524,302)
Ukraine	5,500	12/20/17	3.09%	(3,081,768)
VTB Capital S.A.	1,250	12/20/17	2.34%	(594,654)
Bear Stearns:
Home Equity Index	2,000	8/25/37	0.15%	(579,683)
Home Equity Index	2,000	1/25/38	1.92%	(536,267)
Home Equity Index	1,000	5/25/46	0.17%	(386,066)
BNP Paribas:
SLM	3,000	12/20/08	3.20%	(53,424)
Citigroup:
Commercial Mortgage-Backed Index	5,000	12/13/49	0.08%	(372,472)
Home Equity Index	1,000	8/25/37	0.09%	(82,405)
Majapahit Holding	3,000	12/20/17	2.65%	(299,499)
Republic of Indonesia	3,000	12/20/17	2.14%	(970,106)
Credit Suisse First Boston:
ABS Home Equity Index	15,000	8/25/37	0.15%	(1,297,563)
Commercial Mortgage-Backed Index	20,000	12/13/49	0.08%	(931,453)
Home Equity Index	2,902	7/25/45	0.18%	(195,383)
Home Equity Index	4,000	7/25/45	0.54%	(1,502,900)
TNK	1,500	12/20/17	3.15%	(685,584)
Deutsche Bank:
Dow Jones CDX IG11 5 Year Index	15,400	12/20/13	1.50%	(199,983)
Dow Jones CDX IG-9 5 Year Index 15-30%	10,000	12/20/12	0.56%	(254,392)
Home Equity Index	300	8/25/37	0.15%	(89,202)
Home Equity Index	967	7/25/45	0.18%	34,058
Home Equity Index	300	7/25/45	0.54%	(118,700)
Home Equity Index	300	5/25/46	0.17%	(121,820)
Goldman Sachs:
LCDX	10,000	12/20/12	2.25%	(962,745)
JPMorgan Chase:
Cemex SAB de C.V	2,000	12/20/17	1.64%	(686,551)
Merrill Lynch & Co.:
Dow Jones CDX HY-9 Index 35-100%	9,809	12/20/12	1.443%	(515,424)
Morgan Stanley:
Commercial Mortgage-Backed Index	15,000	2/15/51	0.35%	(1,116,513)
Gazprom Capital	4,000	12/20/08	1.38%	(40,974)
Home Equity Index	9,000	8/25/37	0.09%	(3,014,122)
Home Equity Index	2,418	7/25/45	0.18%	(92,257)
				$(19,746,992)

10.31.08 | PIMCO Income Opportunity Fund Annual Report 21

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2008

3. Investments in Securities (continued)

(c) Interest rate swap agreements outstanding at October 31, 2008:

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments Made by Fund	Payments Received by Fund	Unrealized Depreciation
Barclays Bank	$34,800	12/17/10	4.00%	3-Month USD-LIBOR	$(747,781)
Barclays Bank	6,300	12/17/18	5.00%	3-Month USD-LIBOR	(189,757)
Credit Suisse First Boston	11,400	12/17/10	4.00%	3-Month USD-LIBOR	(258,100)
Merrill Lynch & Co.	15,600	12/17/10	4.00%	3-Month USD-LIBOR	(273,864)
Morgan Stanley	12,800	12/17/13	4.00%	3-Month USD-LIBOR	(516,002)
					$(1,985,504)

LIBOR—London Inter-Bank Offered Rate

(d) Forward foreign currency contracts outstanding at October 31, 2008:

		U.S. $Value on Origination Date	U.S. $Value October 31, 2008	Unrealized Appreciation (Depreciation)
Purchased:	11,484,262 Mexican Peso settling 11/19/08	$974,962	$901,663	$(73,299)
	11,484,262 Mexican Peso settling 5/19/09	952,589	865,235	(87,354)
	9,837,402 South African Rand settling 12/10/08	1,132,052	988,939	(143,113)

Sold:	28,631,325 Brazilian Real settling 12/2/08	16,389,175	13,319,580	3,069,595
	2,000,000 Euro settling 12/4/08	2,512,900	2,532,701	(19,801)
	11,484,262 Mexican Peso settling 11/19/08	983,391	901,664	81,727
				$2,827,755

The Fund received $2,160,000, principal value, in U.S. Treasury Bills and $1,000,000 in cash as collateral for derivative contracts.

(e) Open reverse repurchase agreements at October 31, 2008:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Deutsche Bank	3.80%	10/14/08	11/13/08	$151,530,362	$151,243,000
	3.80%	10/30/08	11/13/08	4,758,004	4,757,000
					$156,000,000

The weighted average daily balance of reverse repurchase agreements outstanding during the period ended October 31, 2008 was $95,682,495 at a weighted average interest rate of 2.89%.

22 PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2008

3. Investments in Securities (continued)

Details of underlying collateral for open reverse repurchase agreements at October 31, 2008, as reflected in the Schedule of Investments:

Counterparty	Description	Rate	Maturity Date	Principal	Market Value
Deutsche Bank	Fannie Mae	5.50%	6/1/38	$33,542,433	$32,791,222
	Fannie Mae	6.00%	11/1/37	5,869,903	5,871,101
	Fannie Mae	7.00%	3/1/32	4,958,197	5,168,091
	Fannie Mae	7.00%	1/1/35	9,668,891	10,018,285
	Fannie Mae	7.50%	10/1/28	6,325,820	6,675,305
	Fannie Mae	7.50%	7/1/29	7,946,406	8,376,360
	Fannie Mae	7.50%	6/1/31	5,086,853	5,357,798
	Freddie Mac	6.00%	7/1/38	76,842,954	76,763,710
	Freddie Mac	6.00%	9/1/38	7,447,421	7,439,740
	Freddie Mac	7.00%	10/1/31	6,822,736	7,041,929
					$165,503,541

(f) At October 31, 2008, the Fund had the following unfunded loan commitment which could be extended at the option of the borrower:

Borrower	Principal Amount
Community Health Systems, Inc.	$92,807

4. Income Tax Information

For the period ended October 31, 2008 the tax character of dividends paid was $24,978,010 of ordinary income.

At October 31, 2008, the Fund had no distributable earnings.

For the year ended October 31, 2008, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, paydowns and non-deductible expenses. These adjustments were to decrease paid-in-capital in excess of par by $72,709, decrease dividends in excess of net investment income by $938,315 and increase accumulated net realized loss by $865,606

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended October 31, 2008, the Fund received $965,351 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

At October 31, 2008, the Fund had a capital loss carryforward of $5,673,179, which will expire in 2016, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

The cost basis of portfolio securities of $506,715,555 is substantially the same for both federal income tax and financial reporting purposes. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $700,821; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $56,089,902; net unrealized depreciation for federal income tax purposes is $55,389,081.

5. Subsequent Dividend Declarations

On November 3, 2008, a dividend of $0.177 per share was declared to common shareholders payable December 1, 2008 to shareholders of record on November 13, 2008.

On December 1, 2008, a dividend of $0.177 per share was declared to common shareholders payable December 31, 2008 to shareholders of record on December 11, 2008.

10.31.08 | PIMCO Income Opportunity Fund Annual Report 23

PIMCO Income Opportunity Fund Notes To Financial Statements
October 31, 2008

6. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

7. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had credit default swap agreements and collateral outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. When applicable, the credit default swap agreements and collateral associated with Lehman Brothers have been written down to their estimated recoverable values. Anticipated losses, when applicable, for credit default swap agreements and collateral transactions associated with Lehman Brothers have been incorporated as components of other liabilities on the Statement of Assets and Liabilities and net changes in unrealized appreciation (depreciation) on the Statement of Operations. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates have been utilized in determining estimated recovery values. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 39, Offsetting of Amounts Related to Certain Contracts (“FIN 39”) have been met. As of October 31, 2008, payable to broker on the Statement of Assets and Liabilities represents the net amount payable to Lehman Brothers for early terminated swap contracts offset by cash collateral of $2,750,000 as a result of the application of FIN 39. As a result of the early terminated swap contracts, the Fund realized losses which decreased NAV by $0.22 per share.

The Sub-Adviser has delivered notices of default to the relevant Lehman Brothers entities in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades, has obtained quotations from brokers for replacement trades and, where deemed appropriate, has re-opened positions with new counterparties.

24 PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Financial Highlights
For a share outstanding for the period November 30, 2007* through October 31, 2008

Net asset value, beginning of period	$ 23.88 **
Investment Operations:
Net investment income	1.46
Net realized and unrealized loss on investments, futures contracts, options written, unfunded loan commitments, swaps and foreign currency transactions	(5.62)
Total from investment operations	(4.16)
Dividends to Shareholders from Net Investment Income	(1.77)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	(0.05)
Net asset value, end of period	$17.90
Market price, end of period	$18.10
Total Investment Return (1)	(21.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$253,174
Ratio of expenses to average net assets (2)	2.29%†
Ratio of expenses to average net assets, excluding interest expense (2)	1.45%†
Ratio of net investment income to average net assets	7.10%†
Portfolio turnover	221%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
†	Annualized
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(m) in Notes to Financial Statements).

10.31.08 | PIMCO Income Opportunity Fund Annual Report 25

PIMCO Income Opportunity Fund Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Income Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Income Opportunity Fund (the “Fund”) at October 31, 2008, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period November 30, 2007 (commencement of operations) through October 31, 2008, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, brokers and agent banks, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 24, 2008

26 PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of the third party, but we may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, the fund may disclose information about your accounts to a non-affiliated third party with your consent or upon your request.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Fund takes seriously the obligation to safeguard your non-public personal information. In addition to this policy, the Fund has also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

10.31.08 | PIMCO Income Opportunity Fund Annual Report 27

PIMCO Income Opportunity Fund Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PNC Global Investment Servicing, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PNC Global Investment Servicing, as the Fund’s dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)

If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)

If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PNC Global Investment Servicing., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

28 PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund, Length
of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2007
Term of office: Expected to stand for re-election
    at 2012 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company; Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2007
Term of office: Expected to stand for re-election
    at 2009 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2007
Term of office: Expected to stand for re-election
    at 2012 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2007
Term of office: Expected to stand for re- election
    at 2012 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2007
Term of office: Expected to stand for re-election
    at 2010 annual meeting of shareholders.
Trustee/Director of 35 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

Diana L. Taylor
Date of Birth: 2/16/55
Trustee since 2008
Term of office: Expected to stand for re-election
    at 2011 annual meeting of shareholders.
Trustee/Director of 31 funds in Fund Complex
Trustee/Director of Brookfield Properties Corporation
and Sotheby’s

Managing Director, Wolfensohn & Co., 2007-present; Superintendent Of Banks, State of New York, 2003-2007.

Mr. John J. Dalessandro II served as a Trustee of the Fund until his death on September 14, 2008.

10.31.08 | PIMCO Income Opportunity Fund Annual Report 29

PIMCO Income Opportunity Fund Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund, Length
of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2007
Term of office: Expected to stand for re-election
    at 2009 annual meeting of shareholders.
Trustee/Director of 77 funds in Fund Complex
Trustee/Director of No funds outside the
Fund Complex

Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001).

†

Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partner LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

Further information about certain of the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated November 27, 2007, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

30 PIMCO Income Opportunity Fund Annual Report | 10.31.08

PIMCO Income Opportunity Fund Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2007

Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 6 funds in the Fund Complex; President and Chief Executive Officer of 35 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 41 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2007

Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 35 funds in the Fund Complex; Assistant Treasurer of 41 funds in the Fund Complex and The Korea Fund, Inc.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2007

Executive Vice President, Senior Counsel, Allianz Global Investors of America L.P.; Executive Vice President and Chief Legal Officer, Allianz Global Investors Fund Management LLC and Allianz Global Investors Solutions LLC; Vice President, Secretary and Chief Legal Officer of 76 funds in the Fund Complex; Secretary and Chief Legal Officer of the Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991-2004).

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 76 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments (2002-2005).

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 76 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (2002-2008).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007

Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 76 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004).

William V. Healy Date of Birth: 7/28/53 Assistant Secretary since: 2007

Executive Vice President and Chief Legal Officer, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant Secretary of 76 funds in the Fund Complex; formerly, Chief Legal Officer, Vice President and Associate General Counsel of The Prudential Insurance Company of America (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2007

Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 76 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2007

Assistant Secretary of 76 funds in the Fund Complex; Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2007	Assistant Secretary of 76 funds in the Fund Complex and The Korea Fund, Inc. formerly Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

10.31.08 | PIMCO Income Opportunity Fund Annual Report 31

Trustees and Fund Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
Diana L. Taylor	William V. Healey
Trustee	Assistant Secretary
Richard H. Kirk
Assistant Secretary
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On November 13, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period was $55,000 in 2008. (October 31, 2008 was the Registrant’s initial fiscal year.)

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item was $16,000 in 2008. These services consist of accounting consultations, (October 31, 2008 was the Registrant’s initial fiscal year.), attestation reports and comfort letters.

c)

Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) was $14,175 in 2008. (October 31, 2008 was the Registrant’s initial fiscal year.) These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Income Opportunity  Fund  (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)
Other attestation reports
Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

	e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

	f)	Not applicable

g)

Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2008 Reporting Period was $3,925,147.  (October 31, 2008 was the Registrant’s initial fiscal year.)

h)

Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, Hans W. Kertess, R. Peter Sullivan III, William B. Ogden, IV and Diana L. Taylor.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO INCOME OPPORTUNITY FUND

(the “Trust”)

PROXY VOTING POLICY

1.

It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.

The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of PIMCO, the Trust’s current sub-adviser, is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.

The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.

This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the sub-adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of PIMCO, the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.

It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.

The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.

AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.

The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.

This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of January 8, 2009, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Income Opportunity Fund (PKO), (the “Fund”):

Dan Ivascyn

Mr. Ivascyn has been the portfolio manager cince November 2007.  Mr. Ivascyn is a managing director and portfolio manager Of PIMCO in the Newport Beach office on the mortgage- and asset-backed securities team. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns. He has 17 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of October 31, 2008, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Dan Ivascyn	PKO	6	3,706.51	7	2,881.63	11	26,661.63

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.

(a) (3)

As of October 31, 2008, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of 10/31/08.

PIMCO Income Opportunity Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dan Ivascyn	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES  –  None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Income Opportunity Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Dated:	January 8, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Dated:	January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Dated:	January 8, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial&
Accounting Officer

Dated:	January 8, 2009